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                                                                    EXHIBIT 10.2

                         ATHENA HEALTHCARE INCORPORATED

                             1997 STOCK OPTION PLAN

1.   PURPOSES OF THE PLAN

     The Athena HealthCare Incorporated 1997 Stock Option Plan is intended to encourage ownership of shares of Common Stock of Athena HealthCare Incorporated (the "Company") by key employees, non-employee directors and certain consultants and advisors to the Company and its affiliates in order to attract such persons, to induce them to work for the benefit of the Company or of an Affiliate, and to provide additional incentive for them to promote the success of the Company or of an Affiliate.

2.   DEFINITIONS

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in the Plan, have the following meanings:

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Board of Directors means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the Compensation Committee of the Board of Directors or any successor thereto appointed by the Board of Directors pursuant to Section 4 hereof to administer this Plan, or in the absence of any such Committee, means the full Board of Directors.

Common Stock means shares of the Company's common stock, $.01 par value.

Company means Athena HealthCare Incorporation, a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in
Section 22(e)(3) of the Code.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock on a particular date shall be the mean between the highest and lowest quoted selling prices on such date (the "valuation date") on the securities market where the Common Stock of the Company is traded, or if there were no sales on the valuation date, on the next preceding date within a reasonable period (as determined in the sole

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discretion of the Committee) on which there were sales. In the event that there were no sales in such a market within a reasonable period, or in the event the Common Stock of the Company is not traded on any securities market, the Fair Market Value shall be as determined in good faith by the Committee in its sole discretion.

ISO means an option intended to qualify as an incentive stock option under Code
Section 422.

Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Committee to be eligible to be granted one or more Stock Rights under the Plan.

NQSO means an option which is not intended to qualify as an ISO.

Option means an ISO or NQSO granted under the Plan.

Participant means a Key Employee to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" and a Participant's permitted transferees where the context requires.

Participant's Survivors means a deceased Participant's legal representatives and/or any person or persons who acquires the Participant's rights to a Stock Right by will or by the laws of descent or distribution.

Plan means this Athena HealthCare Incorporated 1997 Stock Option Plan, as amended from time to time.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of
Section 3 of the Plan. The Shares issued upon exercise of Stock Rights granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock Agreement means an agreement between the Company and a Participant executed and delivered pursuant to the Plan, in such form as the Committee shall approve.

Stock Award means an award of Shares or the opportunity to make a direct purchase of Shares of the Company granted under the Plan.

Stock Right means a right to Shares of the Company granted pursuant to the Plan as an ISO, an NQSO, or a Stock Award.


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3.   SHARES SUBJECT TO THE PLAN

     The number of Shares subject to the Plan as to which Stock Rights may be granted from time to time shall be 600,000 of which all may be ISOs if the Committee so determines, or the equivalent of such number of Shares after the Committee, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization, or similar transaction in accordance with Section 16 of the Plan.

     If an Option granted hereunder ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall also be available for the granting of other Stock Rights under the Plan. Any Stock Right shall be treated as "outstanding" until such Stock Right is exercised in full or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Stock Agreement, without having been exercised in full.

4.   ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. The Committee shall comprise two or more members of the Board of Directors, all of whom shall be "outside directors" as that term is used in Section 162 of the Code and the regulations promulgated thereunder, or the entire Board of Directors acting as such a committee. Any provision in this Plan with respect to the Committee contrary to Code Section 162 and, if the Company has a class of stock registered under Section 12 of the Exchange Act, Rule 16b-3 under the Exchange Act, shall be deemed void to the extent permitted by law and deemed appropriate by the Committee.

     Subject to the provisions of the Plan, the Committee is authorized to:

     (a) Interpret the provisions of the Plan or of any Option, Stock Award, or Stock Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     (b) Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees shall be granted Stock Rights;

     (c) Determine the number of Shares and exercise price for which a Stock Right or Stock Rights shall be granted;

     (d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

     (e) In its discretion, accelerate the date of exercise of any installment of any Stock Right; provided that the Committee shall not, without the consent of the Participant, accelerate the exercise date of any installment of any Option granted


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          to such Participant as an ISO (and not previously converted into an
          NQSO pursuant to Section 18) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph (b)(3) of Section 6;

provided, however, that all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status under Code Section 422 and, if the Company has a Class of stock registered under Section 12 of the Exchange Act, Rule 16b-3 under the Exchange Act, of those Options which are designated as ISOs and shall be in compliance with any applicable provisions of Rule 16b-3 under the Exchange Act. Subject to the foregoing, the interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Committee is other than the Board of Directors.

     The Committee may employ attorneys, consultants, accountants, or other persons, and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all Participants, and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or grants hereunder. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with, the Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members of the Committee may have as directors or otherwise under the by-laws of the Company, or any agreement, vote of stockholders, or disinterested directors, or otherwise.

5.   ELIGIBILITY FOR PARTICIPATION

     The Committee shall, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Committee may authorize the grant of a Stock Right to a person not then an employee of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of execution of the Stock Agreement evidencing such Stock Right. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in other grants of Stock Rights.


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6.   TERMS AND CONDITIONS OF OPTIONS

     (a) General. Each Option shall be set forth in writing in a Stock Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Committee may provide that Options be granted subject to such conditions as the Committee may deem appropriate, including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto; provided, however, that the option price per share of the Shares covered by each Option shall not be less than the par value per share of the Common Stock. Each Stock Agreement shall state the number of Shares to which it pertains, the date or dates on which it first is exercisable, and the date after which it may no longer be exercised. Option rights may accrue or become exercisable in installments over a period of time, or upon the achievement of certain conditions or the attainment of stated goals or events. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Committee providing for certain protections for the Company and its other shareholders, including requirements that the Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted, and the Participant or the Participant's Survivors may be required to execute letters of investment intent and to acknowledge that the Shares will bear legends noting any applicable restrictions.

     (b) ISOs. In addition to the minimum standards set forth in paragraph (a) of this Section 6, ISOs shall be subject to the following terms and conditions, with such additional restrictions or changes as the Committee determines are appropriate but not in conflict with Code Section 422 and relevant regulations and rulings of the Internal Revenue Service:

          (1) ISO Option Price: The Option price per Share of the Shares subject to an ISO shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock on the date of grant of the ISO; provided, however that the Option price per share of the Shares subject to an ISO granted to a Participant who owns, directly or by reason of the applicable attribution rules in Code Section 424(d), more than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

          (2) Term of ISO: Each ISO shall expire not more than ten (10) years from the date of grant; provided, however, that an ISO granted to a Participant who owns, directly or by reason of the applicable attribution rules in Code
Section 424(d), more than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, shall expire not more than five (5) years from the date of grant.

          (3) Limitation on Yearly ISO Exercisability: The aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by a Participant in any calendar year (under this or any other ISO


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plan of the Company or an Affiliate) shall not exceed the maximum amount allowable under Section 422 of the Code.

          (4) Limitation on Grant of ISOs: No ISOs shall be granted after October 10, 2007, the date which is ten (10) years from the date of the approval of the Plan by the Board of Directors.

     (c) Limitation on Number of Options Granted. Notwithstanding anything in the Plan to the contrary, no Participant shall be granted Options in any calendar year for the purchase of more than 300,000 Shares.

7.   TERMS AND CONDITIONS OF STOCK AWARDS

     Each Stock Award shall be set forth in a Stock Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Stock Agreement shall be in the form approved by the Committee, with such changes and modifications to such form as the Committee, in its discretion, shall approve with respect to any particular Participant or Participants. The Stock Agreement shall contain terms and conditions which the Committee determines to be appropriate and in the best interest of the Company; provided, however, that the purchase price per share of the Shares covered by each Stock Award shall not be less than the par value per Share. Each Stock Agreement shall state the number of Shares to which the Stock Award pertains, the date prior to which the Stock Award must be exercised by the Participant, and the terms of any right of the Company to reacquire the Shares subject to the Stock Award, including the time and events upon which such rights shall accrue and the purchase price therefor, and any restrictions on the transferability of such Shares.

8.   EXERCISE OF STOCK RIGHTS AND ISSUANCE OF SHARES

     A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company, together with provision for payment of the full purchase price in accordance with this Section for the Shares as to which such Stock Right is being exercised, and upon compliance with any other conditions set forth in the Stock Agreement. Such written notice shall be signed by the person exercising the Stock Right, shall state the number of Shares with respect to which the Stock Right is being exercised, and shall contain any representation required by the Plan or the Stock Agreement.

     Payment of the purchase price for the Shares as to which such Stock Right is being exercised shall be made (i) in United States dollars in cash or by check, (ii) at the discretion of the Committee, by any other means, including through delivery of shares of Common Stock already owned by the Participant or a promissory note of the Participant, which the Committee determines to be consistent with the purpose of this Plan and applicable law, (iii) at the discretion of the Committee, in accordance with a cashless exercise program established with a securities brokerage firm and approved by the Committee, or
(iv) at the discretion of the


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Committee, by any combination of (i), (ii) and (iii), above. Notwithstanding the foregoing, the Committee shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

     The Company shall reasonably promptly deliver the Shares as to which such Stock Right was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

9.   RIGHTS AS A SHAREHOLDER

     No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise thereof and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.

10.  ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS

     ISOs and, except as otherwise provided in the pertinent Stock Agreement, NQSOs and Stock Awards shall not be transferable by the Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974 or the rules thereunder; provided, however, that the designation of a beneficiary of a Stock Right by a Participant shall not be deemed a transfer prohibited by this Section. Except as provided in the preceding sentence or as otherwise permitted under an NQSO or Stock Award Stock Agreement, a Stock Right shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

11.  EFFECT OF TERMINATION OF SERVICE

     (a) Except as otherwise provided in the pertinent Stock Agreement or as otherwise provided in Section 12, 13, or 14, if a Participant ceases to be an employee of the Company and its Affiliates (a "Termination of Service") for any reason other than termination "for cause", Disability, or death before the Participant has exercised all Stock Rights, the Participant may exercise any Stock Right granted to him or her to the extent that the Stock Right is exercisable on the date of such Termination of Service, but only within a period of not more than three (3) months after the date of the Participant's Termination of Service or, if earlier, within the


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originally prescribed term of the Stock Right. Notwithstanding the foregoing, except as provided in Section 13, in no event may an ISO be exercised later than three (3) months after the Participant's termination of employment with the Company and its Affiliates.

     (b) The provisions of this Section, and not the provisions of Section 13 or 14, shall apply to a Participant who subsequently becomes disabled or dies after the Termination of Service; provided, however, that in the case of a Participant's death within three (3) months after the Termination of Service, the Participant's Survivors may exercise the Stock Right within one (1) year after the date of the Participant's death, but in no event after the date of expiration of the term of the Stock Right.

     (c) Notwithstanding anything herein to the contrary, if subsequent to a Participant's Termination of Service, but prior to the exercise of a Stock Right, the Committee determines that, either prior or subsequent to the Participant's Termination of Service, the Participant engaged in conduct which would constitute "cause" (as defined in Section 12), then such Participant shall forthwith cease to have any right to exercise any Stock Right.

     (d) Absence from work with the Company or an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Section 2 hereof), or a leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, a Termination of Service, except as the Committee may otherwise expressly provide.

     (e) A change of employment or other service within or among the Company and its Affiliates shall not be deemed a Termination of Service, so long as the Participant continues to be an employee of the Company or any Affiliate; provided, however, that if a Participant's employment with the Company or an Affiliate should cease (other than to become an employee of another Affiliate or of the Company), then paragraph (a) of this Section 11 shall apply as to any ISOs granted to such Participant.

12.  EFFECT OF TERMINATION OF SERVICE FOR "CAUSE"

     Except as otherwise provided in the pertinent Stock Agreement, in the event of a Termination of Service of a Participant "for cause," all outstanding and unexercised Stock Rights as of the date the Participant is notified his or her service is terminated "for cause" will immediately be forfeited. For purposes of this Section 12, "cause" shall include (and is not limited to) dishonesty with respect to the Company and its Affiliates, insubordination, substantial malfeasance or nonfeasance of duty, unauthorized disclosure of confidential information, conduct substantially prejudicial to the business of the Company or any Affiliate, and termination by the Participant in violation of an agreement by the Participant to remain in the employ of the Company of an Affiliate. The determination of the Committee as to the existence of cause will be conclusive on the Participant and the Company. "Cause" is not limited to events which have occurred prior to a Participant's Termination of Service, nor is it necessary that the


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Committee's finding of "cause" occur prior to termination. If the Committee determines, subsequent to a Participant's Termination of Service but prior to the exercise of a Stock Right, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Stock Right shall be forfeited. Any definition in an agreement between a Participant and the Company or an Affiliate which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination shall supersede the definition in this Plan with respect to that Participant.

13.  EFFECT OF TERMINATION OF SERVICE FOR DISABILITY

     Except as otherwise provided in the pertinent Stock Agreement, in the event of a Termination of Service by reason of Disability, the Disabled Participant may exercise any Stock Right granted to him or her to the extent exercisable but not exercised on the date of Disability. A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled or, if earlier, within the originally prescribed term of the Stock Right.

     The Committee shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Committee, the cost of which examination shall be paid for by the Company.

14.  EFFECT OF DEATH WHILE AN EMPLOYEE

     Except as otherwise provided in the pertinent Stock Agreement, in the event of death of a Participant while the Participant is an employee of the Company or of an Affiliate, any Stock Rights granted to such Participant may be exercised by the Participant's Survivors to the extent exercisable but not exercised on the date of death. Any such Stock Right must be exercised within one (1) year after the date of death of the Participant.

15.  PURCHASE FOR INVESTMENT

     Unless the offering and sale of the Shares to be issued upon the particular exercise of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Securities Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     (a) The person who exercises such Stock Right shall warrant to the Company, at the time of such exercise or receipt, as the case may be, that such person is acquiring such Shares for his own account for investment and not with a view to,


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          or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.

     (b) The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Securities Act without registration thereunder.

          The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

16.  ADJUSTMENTS

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Participant and the Company relating to such Stock Right or in any employment agreement between a Participant and the Company or an Affiliate:

     (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Stock Right shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or stock dividend

     (b) Mergers or Consolidations. If the Company is to be consolidated with or acquired by another entity in a merger, or in the event of a sale of all or substantially all of the Company's assets (an "Acquisition"), the Company may take such action with respect to outstanding Stock Rights as the Committee or the Board of Directors may deem to be equitable and in the best interests of the Company and its stockholders under the circumstances, including, without limitation, (i) giving the Participant reasonable advance notice of the pendency of the Acquisition


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and accelerating the vesting of the Stock Rights so that they become exercisable in full immediately prior to the Acquisition, (ii) making appropriate provision for the continuation of the Stock Rights by substituting on an equitable basis for the shares then subject to the Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity, or (iii) giving the Participant reasonable advance notice of the pendency of the Acquisition and canceling the Stock Rights effective upon the Acquisition if they are not exercised prior to the Acquisition.

     (c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in paragraph (b) of this Section 16) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising a Stock Right shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Stock Right prior to such recapitalization or reorganization.

     (d) Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to paragraph (a), (b), or (c) of this Section 16 with respect to ISOs shall be made only after the Committee determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

17.  FRACTIONAL SHARES

     No fractional share shall be issued under the Plan, and the person exercising any Stock Right shall receive from the Company cash in lieu of any such fractional share equal to the Fair Market Value thereof determined in good faith by the Board of Directors of the Company.

18.  CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

     Any Options granted under this Plan which do not meet the requirements of the Code for ISOs shall automatically be deemed to be NQSOs without further action on the part of the Committee. The Committee, at the Written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portion thereof) that have not been exercised on the date of conversion into NQSOs at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such


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Options. At the time of such conversion, the Committee (with the consent of the
Participant) may impose such conditions on the exercise of the resulting NQSOs as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into NQSOs, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

19.  WITHHOLDING

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("FICA") withholdings, or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages, or other remuneration in connection with the exercise of a Stock Right or a Disqualifying Disposition (as defined in Section 20), the Participant shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Committee (and permitted by law); provided, however, that with respect to persons subject to
Section 16 of the Exchange Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under
Section 16 of the Exchange Act. For purposes hereof, the Fair Market Value of any shares withheld for purposes of payroll withholding shall be determined in the manner provided in Section 2 hereof, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Committee in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

20.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

21.  EFFECTIVE DATE; TERMINATION OF THE PLAN

     The Plan shall be effective on October 10, 1997. Stock Rights may be granted under the Plan on and after its effective date; provided, however, that any such Stock Rights shall be null and void if the Plan is not approved by the stockholders of the Company within twelve (12) months after the effective date. The Plan will terminate on October 10, 2007, the date which is ten (10) years from the date of its approval by the Board of Directors. The Plan may be terminated at an earlier date by vote of the stockholders of the Company; provided, however, that any such earlier termination will not affect any Stock Rights granted or Stock Agreements executed prior to the effective date of such termination.

22.  AMENDMENT OF THE PLAN

     The Plan may be amended by the stockholders of the Company. The Plan may also be amended by the Board of Directors or the Committee, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 under the Exchange Act, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Board of Directors or the Committee which is of a scope that requires stockholder approval in order to ensure favorable federal income tax treatment for any ISOs or requires stockholder approval in order to ensure the compliance of the Plan with Rule 16b-3 or Section 162(m) of the Code shall be subject to obtaining such stockholder approval. No modification or amendment of the Plan shall adversely affect any rights under a Stock Right previously granted to a Participant without such Participant's consent.

     In its discretion, the Committee may amend any term or condition of any outstanding Stock Right, provided (i) such term or condition as amended is permitted by the Plan, (ii) if the amendment is adverse to the Participant, such amendment shall be made only with the consent of the Participant, (iii) any such amendment of any ISO shall be made only after the Committee determines whether such amendment would constitute a "modification" of any Stock Right which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO, and (iv) with respect to any Stock Right held by any Participant who is subject to the provisions of
Section 16(a) of the 1934 Act, any such amendment shall be made only after the Committee determines whether such amendment would constitute the grant of a new Stock Right.

23.  EMPLOYMENT OR OTHER RELATIONSHIP

     Nothing in the Plan or any Stock Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment status of a Participant, nor to prevent a Participant from terminating his or her own employment, or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

24.  GOVERNING LAW

     This Plan shall be construed and enforced in accordance with the laws of the State of Delaware.

                         ATHENA HEALTHCARE INCORPORATED
                             STOCK OPTION AGREEMENT
                             INCENTIVE STOCK OPTION

      Stock Option Agreement dated as of              between ATHENA HEALTHCARE
INCORPORATED, a Delaware corporation (the "Company"), and           (the
"Participant").

      WHEREAS, in consideration of the employment of the Participant by the Company or by a subsidiary of the Company (a "Subsidiary") and to provide additional incentive to the Participant by affording the Participant an opportunity to acquire a proprietary interest in the Company through the acquisition of shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), upon the exercise of options with respect thereto, the Company wishes to grant to the Participant options on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

      1. GRANT OF OPTIONS.

      a) The Company hereby grants to the Participant, as of the date set forth above (the "Grant Date"), options (the "Options") under the Company's 1997 Stock
Option Plan (the "1997 Option Plan") for the purchase of        shares
("Shares") of Common Stock, at an exercise price of
($    ) per share, subject to vesting as set forth below and the additional terms and conditions set forth in this Agreement. The Options are intended to be incentive stock options under the Internal Revenue Code of 1986, as amended.

      b) If the Participant ceases for any reason, whether voluntary or involuntary (other than death or Disability, as defined in the 1997 Option
Plan), to be employed by the Company or a Subsidiary (i) all Unvested Options (as defined in Section 3 below) will be forfeited automatically and canceled as of the date the Participant's employment terminates, and (ii) all Vested Options (as defined in Section 3 below) must be exercised by 90 days after the date the Participant's employment terminates. Vested Options not so exercised will be forfeited automatically and canceled. Following termination of the Participant's employment because of death or Disability, Unvested Options will be forfeited automatically and canceled as of the date of termination, and Vested Options will be exercisable in accordance with the provisions of the 1997 Option Plan.

      2. EXPIRATION OF OPTIONS. The termination date of the Options is        .
All Options not exercised by that date will be canceled and will be of no further force or effect.

      3. VESTING.

      a) The right to purchase Shares will vest as set forth in this Section. As used in this Agreement, Options as to which the right to purchase Shares has vested pursuant to this Section will be referred to as "Vested Options," and Options as to which the right to purchase Shares has not vested will be referred to as "Unvested Options."

      b) Options for the purchase of           % of the Shares will vest each
       anniversary of the date of grant until the total options have been vested
(period of            ).

      4. 1997 OPTION PLAN. The Participant hereby acknowledges receipt of a copy of the 1997 Option Plan as currently in effect. The text and all of the terms and provisions of the 1997 Option Plan are incorporated herein by reference and the 1997 Option Plan is made part of this Agreement as if fully set forth herein. The 1997 Option Plan will control in the event there is any conflict between the 1997 Option Plan and this Agreement, and on such matters as are not contained in this Agreement. All terms used herein and not otherwise defined will have the meaning as defined in the 1997 Option Plan. The Options granted herein are subject to such terms and provisions in all respects, including but not limited to the following:

      a) The Options are not transferable by the Participant otherwise than by operation of law, and are exercisable, during the Participant's lifetime, only by him or her.

      b) The Options may be exercised in whole or in part from time to time (subject to the vesting provision set forth in Section 3 hereof).

      c) The shares of Common Stock acquired upon exercise of the Options ("Underlying Common") and the exercise price of the Options will be appropriately adjusted from time to time for stock splits, reverse stock splits, stock dividends and reclassifications of shares.

      d) If the Company is to be consolidated with or acquired by another entity in a merger, or in the event of a sale of all or substantially all of the Company's assets (an "Acquisition"), the Company may take such action with respect to the Options as the Company's Board of Directors may deem to be equitable and in the best interests of the Company and its stockholders under the circumstances, including, without limitation, (i) giving the Participant reasonable advance notice of the pendency of the Acquisition and accelerating the vesting of the Options so that they become exercisable immediately prior to the Acquisition, (ii) making appropriate provision for the continuation of the Options by substituting on an equitable basis for the shares then subject to the Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity, or (iii) giving the Participant reasonable advance notice of the pendency of the Acquisition and canceling the Options effective upon the Acquisition if they are not exercised prior to the Acquisition. Nothing contained herein will be deemed to require the Company to take, or refrain from taking, any one or more of the foregoing actions.

      e) The Options and the Underlying Common are subject to restrictions on transfer and the other restrictions set forth in the 1997 Option Plan.

      f) Neither the Participant nor any subsequent holder of the Options or the Underlying Common may sell, assign or otherwise transfer the Options or the Underlying Common for 180 days after the date of the final prospectus used in connection with an initial public offering by of the Common Stock. The Participant and any such subsequent holder will execute and deliver such documents as may be required by the managing underwriters of such initial public offering confirming the foregoing.

      5. NOTICE OF EXERCISE. At any time when the Participant wishes to exercise the Options, in whole or in part, the Participant will submit to the Company a duly executed Notice of Exercise of Options in the form attached hereto as Exhibit A.

      6. BINDING AGREEMENT AND GOVERNING LAW. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and permitted assigns. This Agreement will be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name and the Participant has hereunto set his or her hand as of the date first written above.

                                        ATHENA HEALTHCARE INCORPORATED

                                        By:
                                            ----------------------------
                                            Name:
                                            Title:

                                        PARTICIPANT


                                        ----------------------------
                                        Signature


                                        -----------------------------
                                        Printed Name